SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement	☐ Confidential, for Use of the Commission Only
(as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement

SPARTAN GOLD LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Information Statement, if Other Than the Registrant(s))

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14c05(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)	Date Filed:

Spartan Gold Ltd.
13951 N. Scottsdale Rd.
Suite 233
Scottsdale, Arizona 85254

INFORMATION STATEMENT

Dear Stockholder:

This Information Statement is furnished to holders of shares of common stock, $.001 par value (the “Common Stock”), of Spartan Gold Ltd. (the “Company”). We are sending you this Information Statement to inform you that on March 28, 2012, the Board of Directors of the Company unanimously adopted a resolution seeking stockholder approval to adopt and approve the Company’s 2012 Equity Incentive Plan (the “2012 Plan”). Thereafter, on April 13, 2012, pursuant to the By-Laws of the Company and applicable Nevada law, the stockholders of the Company holding over a majority of the total voting rights for all issued and outstanding shares of common stock of the Company, adopted the 2012 Plan as well.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of a majority of the outstanding shares of our Common Stock. The resolutions will not become effective before the date which is twenty days after this Information Statement was first mailed to stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the Board of Directors and a majority of the stockholders of the Company.

This Information Statement is being mailed on or about April 20, 2012 to stockholders of record on April 16, 2012 (the “Record Date”).

By Order of the Board of Directors:

April 20, 2012

/s/ Malcolm Stevens

Malcolm Stevens
Chief Executive Officer and Chairman of the Board

Spartan Gold Ltd.
13951 N. Scottsdale Rd.
Suite 233
Scottsdale, Arizona 85254

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

TO OUR STOCKHOLDERS:

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities Act of 1934, as amended and applicable Nevada law. No additional action will be undertaken by the Company with respect to the receipt of written consents and no dissenters’ rights under Nevada statutes are afforded to the Company’s stockholders as a result of the adoption of these resolutions.

Expenses in connection with the distribution of this Information Statement will be paid by the Company.

 OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company authorized capitalization consisted of 1,000,000,000 shares of common stock, par value $.001 (the “Common Stock”), of which 31,644,658 shares of Common Stock were issued and outstanding.  Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

The Company will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock of the Company held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

2012 EQUITY INCENTIVE PLAN

Under the terms of the 2012 Plan, 4,750,000 shares of the Company’s common stock will be authorized for the issuance of stock options and restricted stock. The 2012 Plan will also provide for an annual increase in the number of authorized shares of common stock issuable beginning in fiscal 2011 equal to the lesser of (a) 10% of shares outstanding on the last day of the immediate preceding fiscal year, (b) 10,000,000 shares, or (c) such lesser number of shares as the Board of Directors shall determine, provided, however, in no event shall the maximum number of shares that may be issued under the 2012 Plan pursuant to stock awards be greater than 15% of the aggregate shares outstanding on the last day of the immediately preceding fiscal year. The proposed authorized shares are intended to assure that a sufficient reserve of common stock is available under the 2012 Plan to attract and retain the services of key individuals, including through acquisitions, essential to the Company’s long term growth and success.

The following is a summary of the principal features, together with the applicable tax and accounting implications for the Company and the participants. However, the summary does not purport to be a complete description of all of the provisions of the 2012 Plan, a copy of which is attached to this proxy as Exhibit A. Additionally, any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company’s President at the Company’s principal offices in Scottsdale, Arizona.

Equity Incentive Programs

The 2012 Plan contains two types of equity incentive awards: (i) stock options and (ii) restricted shares. The principal features of each of these are described below. The 2012 Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant restricted shares and options to purchase shares of Common Stock and issue shares upon exercise of such options as provided in the 2012 Plan. The Board shall have authority, subject to the express provisions of the 2012 Plan, to construe the respective option and restricted share agreements and the 2012 Plan, to prescribe, amend and rescind rules and regulations relating to the 2012 Plan, to determine the terms and provisions of the respective option and restricted share agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the 2012 Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the 2012 Plan or in any option or restricted share agreement in the manner and to the extent it shall deem expedient to carry the 2012 Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the 2012 Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, or any successor rule (“Rule 16b-3”)), delegate any or all of its powers under the 2012 Plan to a committee (the “Committee”) appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the 2012 Plan shall mean and relate to such Committee with respect to the powers so delegated. Any director to whom an option or stock grant is awarded shall be ineligible to vote upon his or her option or stock grant, but such option or stock grant may be awarded any such director by a vote of the remainder of the directors.

Stock Subject to the 2012 Plan

The stock subject to options granted under the 2012 Plan or grants of restricted shares shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of common stock of the Company which may be issued and sold under the Plan is 1,500,000 shares, plus an annual increase on the first day of each of the Company’s fiscal years beginning in fiscal 2011 equal to the lesser of (a) 10% of the shares outstanding on the last day of the immediately preceding fiscal year, (b) 10,000,000 Shares, or (c) such lesser number of shares as the Board of Directors shall determine; provided, however, in no event shall the maximum number of Shares that may be issued under this Plan pursuant to stock awards shall not exceed 15% of the aggregate Shares outstanding on the last day of the immediately preceding fiscal year.

If any restricted shares shall be reacquired by the Company, forfeited or an option granted under the Plan shall expire, terminate or is canceled for any reason without having been exercised in full, the forfeited restricted shares or unpurchased shares subject to such option shall again be available for subsequent option or restricted share grants under the Plan.

Changes in Capitalization

If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of common stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of common stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the 2012 Plan, (y) the number and kind of Restricted Shares granted and shares or other securities subject to any then outstanding options under the 2012 Plan, and (z) the exercise price for each share subject to any then outstanding options under the 2012 Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Internal Revenue Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding restricted shares or option granted pursuant to the 2012 Plan shall pertain to and apply to the securities to which a holder of the number of shares of common stock subject to such restricted shares or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

Eligibility

Employees, non-employee Board members, and independent consultants and advisors to the Company will be eligible to participate in the stock option and restricted stock programs.

Grants

The Board of Directors has complete discretion to determine which eligible individuals are to receive option grants or restricted stock issuances, the time or times when such grants or issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. All expenses incurred in administering the 2012 Plan will be paid by the Company.

Price and Exercisability of Stock Options

The exercise price per share for options granted under the 2012 Plan may not be less than eighty-five percent (85%) of the fair market value per share of common stock on the option grant date. No option granted will have a term in excess of ten (10) years, and each option will generally become exercisable in one or more installments over the optionee’s period of service with the Company.

The exercise price may be paid in cash or in shares of the common stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares.

Upon the optionee’s cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the Board of Directors will have complete discretion to extend the period following the optionee’s cessation of employment or service during which his or her outstanding options may be exercised. The Board of Directors will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

Restricted Shares

The Board of Directors may from time to time in its discretion award restricted shares to persons having a business relationship with the Company and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by such persons.

At the time an award of restricted shares is made, the Board of Directors shall establish a period of time (the “Restricted Period”) applicable to such award which shall not be more than ten years. Each award of Restricted Shares may have a different Restricted Period. In lieu of establishing a Restricted Period, the Board of Directors may establish restrictions based only on the achievement of specified performance measures or a time release schedule. At the time an award is made, the Board of Directors may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares.

Acceleration

In the event that the Company is acquired by merger or asset sale, each outstanding option or share of restricted stock under the 2012 Plan which is not to be assumed by the successor corporation will automatically accelerate and vest in full. The Board of Directors also has the authority to grant options and shares of restricted stock which will immediately vest upon an acquisition of the Company, whether or not those options are assumed by the successor corporation. The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Special Tax Election

The Board of Directors may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Board of Directors may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Amendment and Termination

The Board of Directors may amend or modify the 2012 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board of Directors may terminate the 2012 Plan at any time, and the 2012 Plan will in all events terminate on its tenth anniversary.

Federal Income Tax Consequences

Options granted under the 2012 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

Restricted Shares. If the shares issued are unvested, the grantee will have to report as ordinary income the fair market value of the shares on the date the restrictions lapse. The grantee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income the fair value of the shares on the date of grant. If the Section 83(b) election is made, the grantee will not recognize any additional income as and when the restrictions lapse.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the grantee with respect to non-statutory stock option and restricted stock awards. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the grantee.

Deductibility of Executive Compensation

The Company anticipates that any compensation deemed paid in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the 2012 Plan will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

The Company will recognize compensation expense in its financial statements for all share-based awards based on the fair value on the date of grant. Compensation expense is then recognized over the awards’ respective vesting periods.

No Appraisal Rights

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights with respect to the 2012 Plan, and the Company will not independently provide stockholders with any such right.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERSAND MANAGEMENT

The following table sets forth certain information, as of April 13, 2012, concerning shares of Common Stock of the Company held by (i) each stockholder known by the Company to beneficially own more than five percent of the common stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all directors and executive officers of the Company as a group:

Name of Beneficial Owner (3)	Title of Stock Class	Amount and Nature of Beneficial Owner (1)	Percent of Class (2)

Malcolm Stevens (4)(6)	Common Stock	18,777,735	56.59%
William H. Whitmore, Jr. (4)	Common Stock	200,000	0.63%
Mihailo Gavrilovic (4)	Common Stock	200,000	0.63%
John S. Wittler (4)	Common Stock	-	0.00%
Sphere Resources, Inc. (5)	Common Stock	18,577,735	55.99%
All Directors and Officers as a Group	Common Stock	19,177,735	57.80%

(1)
"Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days.

(2)
For each shareholder, the calculation of percentage of beneficial ownership is based upon 31,644,658 shares of Common Stock outstanding as of March 15, 2012, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(3)	Unless otherwise indicated, the address of each person listed is c/o Spartan Gold Ltd., 13951 N. Scottsdale Rd., Suite 233, Scottsdale, AZ 85254
(4)	Indicates Director and Officer.
(5)	Shares include warrants to purchase 1,537,475 shares of the Company’s common stock. The address of Sphere Resources, Inc. is 204 Black St., #300, Whitehorse, BC, Canada
(6)
Shares include 200,000 shares directly owned by Mr. Stevens and 18,577,735 shares beneficially owned by Sphere Resources, Inc.  Mr. Stevens is the Executive Chairman and President of Sphere Resources and has voting and dispositive power of the shares.

OTHER MATTERS

There is no other business to be transacted by written consent in lieu of a special meeting to which this Information Statement pertains.

ADDITIONAL INFORMATION

The Company is subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company’s filings are also available to the public on the SEC’s website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

The Company’s Contact Information:

All inquiries regarding the Company should be addressed to our principal executive offices:

Spartan Gold, Ltd.
13951 N. Scottsdale Road
Suite 233
Scottsdale, Arizona 85254
Tel: (602) 904-5411
Attn: William H. Whitmore, President.

April 20, 2012

/s/ Malcolm Stevens

Malcolm Stevens
Chief Executive Officer and Chairman of the Board

EXHIBIT A

2012 EQUITY INCENTIVE PLAN

SPARTAN GOLD LTD.

2012 EQUITY INCENTIVE PLAN

1.   Purposes.

(a)   Eligible Stock Award Recipients.  The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b)   Available Stock Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards:  (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

(c)   General Purpose.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.   Definitions.

(a)   “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)   “Board” means the Board of Directors of the Company.

(c)   “Code” means the Internal Revenue Code of 1986, as amended.

(d)   “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

(e)   “Common Stock” means the common stock of the Company.

(f)   “Company” means Spartan Gold Ltd., a Nevada corporation.

(g)   “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate.  However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

(h)   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service.  The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(i)   “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(j)   “Director” means a member of the Board of Directors of the Company.

(k)   “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(l)   “Employee” means any person employed by the Company or an Affiliate.  Service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(m)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)   “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)   If the Common Stock is listed on any established stock exchange, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(o)   “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p)   “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(q)   “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(r)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(t)   “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(u)   “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(v)   “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(w)   “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(x)   “Plan” means this Spartan Gold Ltd. 2012 Equity Incentive Plan.

(y)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(z)   “Securities Act” means the Securities Act of 1933, as amended.

(aa)   “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

(bb)   “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.   Administration.

(a)   Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b)   Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)   To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)   To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)   To amend the Plan or a Stock Award as provided in Section 12.

(iv)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)   Delegation to Committee

(i)   General.  The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii)   Committee Composition when Common Stock is Publicly Traded.  At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.  Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)   Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.   Shares Subject to the Plan.

(a)   Share Reserve.  Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 4,750,000 shares of Common Stock; plus an annual increase on the first day of each of the Company’s fiscal years beginning in fiscal 2013 equal to the lesser of (a) 10% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, (b) 10,000,000 shares of Common Stock, or (c) such lesser number of Shares as the Board shall determine; provided, however, in no event shall the maximum number of Shares that may be issued under this Plan pursuant to Stock Awards shall not exceed 15% of the aggregate Shares outstanding on the last day of the immediately preceding fiscal year.

(b)   Reversion of Shares to the Share Reserve.  If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(c)   Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   Eligibility.

(a)   Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees.  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)   Section 162(m) Limitation. The Board, in its sole discretion, may require that one or more agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company for all or part of any payment of an award under the Plan, a grantee’s receipt of the portion that would not be deductible by the Company shall be deferred to either the earliest date at which the Board reasonably anticipates that the grantee's remuneration either does not exceed the limit set forth in Section 162(m) of the Code or is not subject to Section 162(m) of Code, or the calendar year in which the grantee separates from service.  This Section 5(b) shall be applied and construed consistently with Section 409A of the Code and the regulations (and guidance) thereunder.

(c)   Consultants.

(i)   A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(ii)   Rule 701 and Form S-8 generally are available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.   Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)   Term.  No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)   Exercise Price of an Incentive Stock Option.  The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)   Exercise Price of a Nonstatutory Stock Option.  The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d)   Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board.  Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).  At any time that the Company is incorporated in Nevada, payment of the Common Stock’s “par value,” as defined in the Nevada General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e)   Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)   Transferability of a Nonstatutory Stock Option.  A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement.  If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g)   Vesting Generally.  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h)   Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(i)   Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j)   Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(k)   Death of Optionholder.  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l) Early Exercise.  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.  Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

(m) Right of Repurchase.   The Option may, but need not, include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option.

(n) Right of First Refusal.  The Option may, but need not, include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option.  Except as expressly provided in this subsection 6(n), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

7.   Provisions of Stock Awards other than Options.

(a)   Stock Bonus Awards.  Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)   Consideration.  A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii)   Vesting.  Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii)   Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

(iv)   Transferability.  Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

(b)   Restricted Stock Awards.  Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)   Purchase Price.  The purchase price of restricted stock awards shall not be less than eighty-five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(ii)   Consideration.  The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either:  (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Nevada, then payment of the Common Stock’s “par value,” as defined in the Nevada General Corporation Law, shall not be made by deferred payment.

(iii)   Vesting.  Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)   Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

(v)   Transferability.  Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.   Covenants of the Company.

(a)   Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)   Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.   Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   Miscellaneous.

(a)   Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)   Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)   No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)   Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e)   Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f)   Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

11.   Adjustments upon Changes in Stock.

(a)   Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)   Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

(c)   Asset Sale, Merger, Consolidation, or Series of Transactions.  In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of fifty percent (50%) of the Company’s outstanding voting power is transferred (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction for those outstanding under the Plan.  In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction.  With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction.

12.   Amendment of the Plan and Stock Awards.

(a)   Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b)   Stockholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c)   Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)   No Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)   Amendment of Stock Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.   Termination or Suspension of the Plan.

(a)   Plan Term.  The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)   No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   Choice of Law.

The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.